Exhibit 99.1

2005 BancAnalysts Association of Boston Annual Fall Conference

“Investing in a Franchise”

Kevin T. Kabat Executive Vice President

Neal E. Arnold Executive Vice President

November 4, 2005

1

Affiliates & Markets

I. Affiliate Operating Model II. Markets III. Deposit Performance IV. Loan Performance

2

Affiliate Bank Operating Model – 19 Affiliates

FITB Affiliates State Deposits % of 5/3 Assets Bkg Ctrs President Years @ 5/3

Cincinnati	OH 11.9 18% $19.2 106 R. Sullivan 4
Chicago	IL 8.7 13% 9.6 133 T. Zink 1
Western	Michigan MI 7.3 11% 9.4 134 M. VanDyke 4
Detroit	MI 4.4 7% 6.9 84 P. Fehring 25
Columbus	OH 3.8 6% 5.1 65 R. Eversole 20
Cleveland	OH 3.6 5% 5.5 84 T. Clossin 4
South	Florida FL 3.3 5% 6.6 43 K. Hale 1
Dayton	OH 3.3 5% 3.8 65 R. Webb 4
Toledo	OH 3.1 5% 4.6 50 R. LaClair 6
Indianapolis	IN 3.1 5% 5.4 82 M. Spagnoletti 4
Southern	Indiana IN 2.2 3% 3.3 51 J. Daniel 5
Louisville	KY 1.5 2% 2.2 46 P. McHugh 19
Northern	Michigan MI 1.4 2% 2.1 23 J. Pelizzari 4
Northern	Kentucky KY 1.3 2% 1.7 33 T. Rawe 19
Nashville	TN 1.0 2% 2.0 18 D. Hogan 1
Lexington	KY 1.0 2% 1.8 21 S. Barnes 11
Ohio	Valley OH 0.9 1% 1.5 27 D. Call 3
Tampa	FL 0.8 1% 1.3 26 B. Keenan 1
Orlando	FL 0.7 1% 1.2 15 G. Howlett 8

$ in billions

3

Metropolitan Market Focus

Significant De-Novo Market Share Opportunities in Footprint

Fifth Third MSA Markets

MSA	Population Rank Deposits Share %
Chicago,	IL 9.5 5 $ 8,053 3.4
Detroit,	MI 4.6 7 3,403 4.4
Tampa,	FL 2.6 11 746 1.8
Cleveland-Elyria,	OH 2.2 5 2,707 4.2
Cincinnati,	OH-KY-IN 2.1 1 13,057 35.2
Orlando,	FL 2.0 9 529 1.8
Columbus,	OH 1.8 3 3,441 12.2
Indianapolis,	IN 1.7 4 2,032 8.2
Nashville,	TN 1.4 7 908 3.6
Louisville,	KY-IN 1.2 4 1,461 7.6
Naples/Sarasota,	FL 1.0 4 2,212 8.6
Grand	Rapids—0.8 1 3,597 31.2
Wyoming
Dayton,	OH 0.9 1 2,574 26.1
Toledo,	OH 0.7 1 1,991 23.1

Detroit Grand Detroit

Rapids

Chicago Toledo

Cleveland

Chicago

Columbus

IndianapolisDayton

IndianapolisCincinnati Huntington

Lexington

Louisville St. Louis ?

Evansville

Nashville

Nashville

Orlando

Tampa

Sarasota

Naples

Source: SNL Branch Migration Database as of December 31, 2004 and U.S. Census Bureau including completed acquisitions

4

Demonstrated Long-Term Track Record

35,000

30,000

25,000 20,000 15,000 10,000 5,000

Avg Demand & NOW

1996 1997 1998 1999 2000 2001 2002 2003 2004 Q3-05

5-year CAGR

Interest Checking 18%

Demand Deposits 15%

95,000 85,000 75,000 65,000 55,000 45,000 35,000 25,000 $ Millions

5-year CAGR

Loans & Leases 8%

Earning Assets 9%

Avg Loans & Leases Avg Earning Assets

1996 1997 1998 1999 2000 2001 2002 2003 2004 Q3-05

5

Continued Strong Affiliate Loan Results

30% 25% 20% 15% 10% 5% 0%

Q3-05 YTD Average Total Loan & Lease Growth

Florida Chicago Cleveland Nashville North Mich Detroit Lexington North Ky OH Valley Cincinnati Columbus S. Indiana Toledo Grand Rapids Indianapolis Dayton Louisville

13 affiliates grew loans by 9% or more in the 1st nine months of 2005

Average Loans & Leases

9% growth in average loans & leases in 2004 10% annualized average loan growth in Q3-05 $ Billions

70 60 50 40 30

43

45

46

52

57

67

2000 2001 2002 2003

2004

Q3-05 YTD

6

Retail Banking

I. Funding Balance Sheet Growth II. Retail Deposit Strategy

7

Improving Balance Sheet Core Funding

Lexington 13 of 17 affiliates have grown loans faster than core deposits in 2005

Q3-05 YTD Average Loan & Core Deposit Growth

30% 25% 20% 15% 10% 5% 0%

Detroit Indianapolis Nashville Columbus Chicago OH Valley Florida

Toledo Cincinnati Grand Rapids S. Indiana North Mich Cleveland Louisville North Ky Dayton

Loans Core Deposits

8

Driving Deposit Growth

Deposit balance and account production growth

Quarterly deposit campaigns Bundled product sales Enhanced product offerings Competitive everyday rates

Improved distribution through de-novo expansion Increased retention and service focus

Right price Right product Customer surveys

Affiliate Updates

I. Fifth Third (Chicago) “Back on Track”

II. Fifth Third (Florida)….@ 9 months “It’s Early…but Promising”

Fifth Third (Chicago)…Regaining Traction

Almost 40 de-novo banking centers opened in Chicago area since efforts began in late 2002

133 banking centers $9.6 billion in assets $8.7 billion in deposits

Year-to-date 2005 Fifth Third (Chicago) highlights:

Loan growth of 17% Core Deposit growth of 10% Revenue growth of 14%

Fifth Third (Chicago) Balance Sheet Trends $ Millions

4,500 4,000 3,500 3,000 2,500

Average Commercial Loans

$718 million in growth in 2005

Q1-04 Q2-04 Q3-04 Q4-04 Q1-05 Q2-05 Q3-05 $ Millions

3,500 3,250 3,000 2,750 2,500

Average Consumer Loans

$370 million in growth in 2005

Q1-04 Q2-04 Q3-04 Q4-04 Q1-05 Q2-05 Q3-05

Average Deposit Summary

2005	YTD Avg. 2004 YTD Avg. % Change
Consumer	Demand 412 384 7%
Commercial	Demand 1,280 1,156 11%
Interest	Checking 2,626 2,945 -11%
Savings	& MM 2,526 1,799 40%
Transaction	Deposits 6,844 6,284 9%
Time	Deposits 1,701 1,497 14%
Total	Deposits 8,545 7,781 10%

Fifth Third (Chicago)…A 4 Year Look Back

Construction

10% Comm Mtg 24%

Comm Lease Consumer 0% 23%

C&I

Resi Mtg 25% Card 18% 0% Cons Lease 0%

Chicago Asset Mix

C&I up 72%

Consumer up 111%

Resi. Mtg. down 74%

Total loans up 30%

Card 1%

Construction Consumer 8% 37%

Comm Mtg 16% C&I

31% Comm Lease 1% Resi Mtg Cons Lease 4% 2%

June 2001

(conversion)

NOW 20%

CD’s 43%

Savings & MM

24%

Demand 13%

IN FOUR YEARS

July 2005

Chicago Deposit Mix

Demand up 90%

NOW up 99%

Savings & MM up 53%

CD’s down 43%

Total Deposits up 26%

Savings & MM

32%

CD’s Demand 12% 22%

NOW 34%

Fifth Third (Florida) Revenues $ Millions

55 45 35 25 15 5

Florida Non-interest Income

2004 2005

33% growth

Q1 Q2 Q3 YTD 9-30

YTD Highlights Investment Adv. 48% FTPS 172% Deposit Revenues 26% Mortgage 222% Insurance & Other (27%)

Year-to-date Revenues up 14% $ Millions

180 160 140 120 100 80 60 40

Florida Net Interest Income

10% growth

Q1 Q2 Q3 YTD 9-30

2004 Data includes First National

2004 2005

Fifth Third (Florida) Balance Sheet Trends $ Millions

3,500 3,400 3,300 3,200 3,100 3,000

Average Commercial Loans

$213 million in growth YTD

Jan Feb March April May June July August Sept $ Millions

2,250 2,000 1,750 1,500 1,250

Average Consumer Loans

$522 million in growth YTD

Jan Feb March April May June July August Sept

Average Deposit Summary

2005	YTD Avg. 2004 YTD Avg. % Change
Consumer	Demand 202 172 17%
Commercial	Demand 715 540 32%
Interest	Checking 1,656 1,742 -5%
Savings	& MM 951 779 22%
Transaction	Deposits 3,524 3,233 9%
Time	Deposits 1,262 1,364 -7%
Total	Deposits 4,786 4,597 4%

Business Lines

2004 Revenues

Processing Solutions 11%

Investment Advisors 10%

Commercial 28%

Retail 51%

Processing revenues exclude gain-on-sale

Q3-05 Noninterest Revenues

Processing Solutions 30%

Investment Advisors 14%

Deposit Revenues 22%

Mortgage 7%

Commercial Banking 8%

Other 19%

Commercial Banking

I. Revenue & Net Income Performance II. Loan Performance

III. Deposit Performance

Commercial Banking Performance $ Millions

2,100 2,000 1,900 1,800 1,700 1,600 1,500 1,400 1,300 1,200 1,100 1,000

Revenue Net Income

1232

425

1474

563

648

1632

777

1831

800 750 700 650 600 550 500 450 400 $ Millions

2002 2003 2004 Q3-05 annualized

11% revenue growth & 15% net income growth in 2004

Sales force additions still gaining momentum Superior loan growth through recent cycle will continue to drive results

Commercial Service Revenues

2004

Inst. Sales & Pub Fin 10%

Loan & Lease 9%

International 24%

Corporate Fin 6%

Other 13%

Deposit Revenue 38%

Selected Q3-05 Growth Rates Foreign exchange 12% Letters of credit 8% Derivative Sales 266% Underwriting Fees 39% Deposit -based revenues made up 38% of service revenues in 2004 compared to 33% in 2002 $ Millions

250 200 150 100 50

2000 2001 2002 2003

2004

Q3-05 Ann.

86

125

157

178

174

195

Commercial Banking Revenues (excluding deposit service)

Superior Commercial Loan Growth

30% 25% 20% 15% 10% 5% 0%

Florida Lexington OH Valley Indianapolis Chicago Nashville Louisville Detroit N. Mich.

Toledo

2004 Average Commercial Loan & Lease Growth

10 affiliates grew commercial loans by more than 10% in 2004 11 affiliates grew commercial loans by more than 10% YTD 2005

Period end commercial loans & leases up 23% over last year 5-year CAGR = 10% $ Billions

40 35 30 25 20 15

1999 2000 2001 2002 2003 2004 Q3-05

Period End Commercial Loans and Leases

20 22

23

25

28

31

37

Commercial Deposit Focused

60% 50% 40% 30% 20% 10% 0%

2004 Average Commercial Demand Deposit Growth

Florida Cleveland Cincinnati Chicago Columbus Nashville Indianapolis S. Indiana Detroit Lexington Dayton $ Billions

11 9 7 5 3

Average Commercial Demand Deposits

4.0

4.4

5.3

7.0

8.9

10.3

11 affiliates grew commercial demand deposits by 20% or more in 2004 7 affiliates are up 10% or more YTD through Q3-05

2000 2001 2002 2003 2004 Q3-05

Commercial demand deposits increased by 29% in 2004 5-year CAGR = 19%

Fifth Third Processing Solutions

I. Business Mix II. Revenue History III. Initiatives

Total FTPS Revenue Mix

FTPS	Revenue 2002 2003 2004 04 Growth
Financial	Institution $206 $ 216 $250 16%
Merchant	Services 261 306 305* 29%**
Card	Services 76 87 102 17%
TOTAL	$543 $609 $657 22%**

Card Services

16%

38%

46%

Merchant Services

Financial Institution

* Includes 2004 impact of sold contracts totaling $70 million in comparable lost annual revenue ** Growth rate excludes impact of above mentioned lost revenue in 2003

FTPS Revenue History $ Millions

800 700 600 500 400 300 200 100

Compound Annual Growth Rate 5-year = 26%

204

272

372

543

609

657*

Projected

1999 2000 2001 2002 2003 2004 2005

*	Includes 2004 impact of sold contacts totaling $70 million in comparable lost annual revenue

Fin. Inst. & Card Merchant

Initiatives

Cross-sell Merchant Card Processing into existing Commercial & Small Business Customers

Improving overall merchant offering to small and middle market customers 33% increase in middle market sales representatives in 2005 Improved per sales rep production from 2.3 to 7.0 deals per month Commercial merchant revenue up 40% year-to-date

Cross-sell new credit cards to existing Retail customers

Pre-approval and point of sale strategy in banking centers New product platform in 2005 (TSYS) Goal: 1 million 5/3 card accounts on file by year end 2005 Currently 18% of Fifth Third households have a 5/3 credit card Per banking center sales production up 38% year-to-date

Investment Advisors

I. Business Mix II. Initiatives

Fifth Third Investment Advisors

2004 Revenues

Asset Mgmt 4%

Retail Brokerage 16%

Private Client 64%

Institutional 16%

2004 Accomplishment

15% revenue growth compared to 4% expense growth

2005 & Beyond

Revenue diversification and growth are Job 1 Improving mix of IA revenue to be less dependent on overall market

Initiatives

Expand sales of investment management nationally through Fifth Third Asset Management (FTAM)

Taft-Hartley, Corporate and Public pension client focus

Penetrate commercial and small business client base with 401K Retirement Plans and Institutional Management

Continued Expansion of Private Client and Retail Brokerage

Sales force additions in private banking and brokerage in newer markets

New Affiliate Markets – Tennessee and Florida

Expanded and enhanced product offerings (wealth planning, insurance and equity derivatives)

The Deposit Opportunity

Fifth Third has only an 8% market share in the core six-state footprint

Fifth Third has a 7% market share on a combined basis in MSA’s greater than 1 million in population

FITB State Market Share

Ohio Michigan Kentucky Indiana Illinois Florida 6 State Total

11% 9% 7% 6% 3% 2%

8%

0% 5% 10% 15% 20%

Questions

This presentation may contain forward-looking statements about Fifth Third Bancorp and/or the company as combined with acquired entities within the meaning of Sections 27A of the Securities Act of 1933, as amended, and Rule 175 promulgated thereunder, and 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder, that involve inherent risks and uncertainties. This presentation may contain certain forward-looking statements with respect to the financial condition, results of operations, plans, objectives, future performance and business of Fifth Third Bancorp and/or the combined company including statements preceded by, followed by or that include the words or phrases such as “believes,” “expects,” “anticipates,” “plans,” “trend,” “objective,” “continue,” “remain” or similar expressions or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “can,” “may” or similar expressions. There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors that might cause such a difference include, but are not limited to: (1) competitive pressures among depository institutions increase significantly; (2) changes in the interest rate environment reduce interest margins; (3) prepayment speeds, loan origination and sale volumes, charge-offs and loan loss provisions; (4) general economic conditions, either national or in the states in which Fifth Third and/or combined entities do business, are less favorable than expected; (5) political developments, wars or other hostilities may disrupt or increase volatility in securities markets or other economic conditions; (6) changes and trends in the securities markets; (7) legislative or regulatory changes or actions, or significant litigation, adversely affect Fifth Third and/or acquired entities or the businesses in which Fifth Third and/or combined entities are engaged; (8) difficulties in combining the operations of acquired entities and (9) the impact of reputational risk created by the developments discussed above on such matters as business generation and retention, funding and liquidity. We undertake no obligation to release revisions to these forward-looking statements or reflect events or circumstances after the date of this release. Further information on other factors which could affect the financial results of Fifth Third are included in Fifth Third’s and/or the acquired entity’s filings with the Securities and Exchange Commission. These documents are available free of charge at the Commission’s website at http://www.sec.gov and/or from Fifth Third.